SoFi Web 3 ETF Trading Symbol: TWEB Listed on The Nasdaq Stock Market, LLC Summary Prospectus June 28, 2023 www.sofi.com/invest/etfs/

Before you invest, you may want to review the SoFi Web 3 ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated June 28, 2023 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.sofi.com/invest/etfs/tweb/. You can also get this information at no cost by calling (877) 358-0096 or by sending an e-mail request to ETFsupport@sofi.com.

Investment Objective

The SoFi Web 3 ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the Solactive Web 3.0 Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%

(1)	The Fund’s investment adviser, Toroso Investments, LLC (“Toroso” or the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. During the most recent fiscal period from August 8, 2022 (commencement of operations) through February 28, 2023, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index follows a rules-based methodology (described generally below) that tracks the performance of the equity securities of publicly-traded U.S. and non-U.S. companies in developed markets and emerging markets (primarily, South Korea) that are selected based on the provision of products and services that potentially stand to benefit from the adoption and usage of technologies expected to grow and support the functioning of the anticipated third generation of internet services for websites and applications (“Web 3.0”). Web 1.0 is the original version of the web where there were only a few content providers and many consumers. Web 2.0 is the current version of the web centered around user-created content delivered through platforms (e.g., social media) that monetize that content. Web 3.0 is the next iteration and is expected to be built upon the core concepts of decentralization, openness, and greater user utility. Web 3.0 is likely to be built, in part, with tokenization capabilities, such as non-fungible tokens (“NFTs”), and blockchain technologies, each as described more below. It is anticipated that technologies like blockchains (described below) will be used to build Web 3.0’s fundamental building blocks. Additionally, it is anticipated that big data analysis and artificial intelligence approaches will play key roles in the development and support of Web 3.0.

The Index is owned and administered by Solactive AG (the “Index Provider”), and the Index Provider partnered with Social Finance, Inc. (“SoFi”) to co-develop the methodology used by the Index to determine the securities included in the Index. SoFi is not involved in the ongoing maintenance of the Index or any discretionary decisions relating to its application and does not act in the capacity of an index provider. SoFi has licensed certain of its trademarks to the Index Provider for use in connection with the Index.

Solactive Web 3.0 Index

The Index’s initial investible universe consists of equity securities listed on securities exchanges in the U.S., developed markets, and South Korea (the “Universe”). Any equity securities listed on a local securities exchange in China are excluded. The Index includes only equity securities of companies that generate at least 50% of their revenues from one or more of the following four thematic categories (each, a “Web 3.0 Company”):

●	Big Data & Artificial Intelligence;
●	Blockchain Technology;
●	Metaverse; and
●	NFT & Tokenization

Solactive’s ARTIS® tool is an advanced natural language (“NLP”) processing system that can analyze textual data and search for relevant key words. ARTIS uses key word searches to review large volumes of publicly available data, including company annual reports, published business descriptions, and financial news reports, which Solactive believes will identify companies that provide products and services in one of the foregoing thematic categories. ARTIS then ranks the companies based on their relevance within a thematic category. ARTIS ranks the companies within each category based on the number and relevance of key word “hits” in the company’s data. During that process, ARTIS weights information depending on the sources’ expected reliability. For example, information included in a company’s financial reports is weighted more heavily than information contained in a financial news article. The utilization of the ARTIS tool is intended to identify the most significant contributors to each of the thematic categories above for inclusion in the Index. The use of ARTIS’ natural language processing may result in the Index including companies that, while significant contributors to one or more of the thematic categories, offer a broad range of products and services and therefore may not be classified as a company in one of the thematic industries.

To be included in the Index, a company must have a market capitalization of at least US$100 million and a minimum average daily trading volume of at least $1 million over one month and over six months prior to and including the selection day. At selection, the Index is composed of the securities of 40 companies (the 10 highest ranked companies from each of the four thematic categories), each weighted based on its relevance to its thematic category. The Index is rebalanced and reconstituted semi-annually generally on the last business day of each of February and August based on data as of ten weekdays prior to the date of such rebalance and reconstitution. At the time of rebalancing, the Index is generally weighted equally across the four thematic categories.

Thematic Categories:

●	Big Data & Artificial Intelligence. This thematic category focuses on companies that are involved in the development and implementation of artificial intelligence (“AI”) technology, as well as companies that provide critical technology and services for the analysis of very large and complex data sets (“Big Data”). Big Data companies may be involved in the storage (including cloud-based), data management, analytics, or security of systems that house the data. AI companies may provide a wide range of technologies and operations, including the provision of predictive analytic systems, “business intelligence systems,” “data warehouse tools,” and “deep learning.” Generally speaking, a business intelligence system is an integrated system that gathers, stores data, and performs knowledge management with data analysis. It helps to evaluate raw data and transform it into meaningful information. In addition, the term “data warehouse” refers to a tool that helps to store, report and analyze data - it is the primary component of the business intelligence system. Generally speaking, deep learning is a type of AI that seeks to imitate the way humans learn. This Big Data and AI category may also include companies that are active in the development, distribution and integration of AI and Big Data technology, or the development of the infrastructure and hardware necessary for data processing and AI integration. Data processing and AI integration includes deep learning systems, which generally seek to learn by processing large amounts of Big Data.

●	Blockchain Technology: This thematic category focuses on blockchain technology firms that support the technical foundation of the internet. A “blockchain” is a digital series of records stored across a decentralized network that uses cryptography to create a secure and verified history of transactions. The decentralized nature of a blockchain utilizes and relies on multiple “nodes” to continuously update and certify the accuracy of information in the chain, mitigating the risks associated with centralized networks, where a single source can be tampered with to change information across a network. Blockchain technology can be used to record transactions involving tangible, intangible, and digital assets, and a blockchain may be constrained to certain users or companies or open to the public.

Blockchain companies provide digital, distributed ledgers that facilitate the process of recording transactions and tracking assets in a network. This includes companies providing blockchain technology services, including the operation of digital asset trading platforms or payment gateways and companies active in the development or integration of blockchain software and blockchain applications.

●	Metaverse. This thematic category focuses on the Metaverse, which is a virtual environment where users (via digital avatars) can interact with each other in real time. It is anticipated that users will primarily engage with the Metaverse through persistent, simultaneous, and shared three-dimensional (“3D”) virtual simulations and spaces. The Metaverse will also connect to physical spaces, two-dimensional Internet experiences (e.g., standard apps and webpages available as part of Web 2.0), and finite simulations (e.g., a game). If successful, the Metaverse will be supported by a wide range of technologies, tools, and standards that enable high volumes of concurrent users, a rich virtual-only economy of labor, goods, and services, and wide-ranging sharing of data, digital assets, and content. Metaverse companies include:

o	Companies involved in the provision of Metaverse platforms;
o	Companies that provide technologies that support Metaverse development. This includes companies that develop or produce 5G (5th generation) mobile network systems, edge computing systems (computing resources located near where the data is produced), and 3D reconstruction technology (e.g., the process of capturing the shape and appearance of real objects);
o	Companies that provide specialized equipment (such as haptic motors, which use technology to provide tactile feedback (e.g., vibrations) into electronic devices, or augmented reality (“AR”)/virtual reality (“VR”) devices; and
o	Companies that provide services that support or are likely to benefit from the Metaverse, such as digital and “creator economies” and social networks. Creator economies refers to the economic subset driven by over 50 million independent content creators, such as influencers, live streamers, and bloggers. An economy has developed to provide content creation tools such as video, image and audio editing software, finance tools and crowdfunding platforms for monetization and marketing & advertising services.

●	NFT & Tokenization. This thematic category focuses on specific applications of blockchain technology. For example, some blockchains that track records are associated with NFTs, operate as a certificate of authenticity for a digital record. NFTs are often associated with a digital asset like artwork, music, images, or video that resides on a blockchain. NFT companies include those that issue NFTs, sell NFTs, typically via auctions, or provide NFT brokerage services. In addition to creating NFTs, companies can tokenize other assets by using blockchain technology to securitize assets. Companies may create and issue “security tokens” through security token offerings (“STOs”). STOs can represent, among other things, tangible assets (e.g., real estate, artworks, precious metals) or intellectual property (e.g., copyright to works of authorship). Tokenization companies may also maintain records or enable the ownership, licensing, and peer-to-peer transfers of digital assets. The Fund will not invest directly in NFTs, cryptocurrencies, or other digital assets.

Each of the foregoing categories are viewed as general guidelines and the scope of each category is interpreted broadly and may overlap. As a result, a single company may be included in multiple categories, in which case, the Index will include a particular company in the category for which ARTIS provided it the highest ranking.

At each rebalancing, the Index Provider will perform a final business operation check based on manual research. The Index Provider reviews each of the companies selected during all the previous NLP methodology steps, and checks if there are any false positives (in which case these companies would not be selected for inclusion in the Index). This review is intended to ensure that companies selected for the Index are significant contributors to one of the four thematic categories identified above. This process involves reading through the business description provided by third-party data providers, plus other checks based on publicly available information (e.g., annual reports), where necessary. It is anticipated that this final check will have only minimal impact on the final selections, if any at all.

The Fund’s Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in Web 3.0 Companies, as defined above.

The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund. For example, representative sampling may be used when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index.

The Fund may invest in common stocks, partnership interests, business trust shares and other equity investments or ownership interests in business enterprises. The Fund’s investments may include small-, medium- and large-capitalization companies. The Fund’s investments in foreign equity securities may be in both developed and emerging markets (primarily, South Korea). The Fund may invest in foreign securities, including investments in sponsored and unsponsored American Depositary Receipts (“ADRs”) and securities listed on local foreign exchanges.

The Fund will not invest directly or indirectly in cryptocurrencies and, as a result, the Fund is not expected to track the price movements of any cryptocurrency. Further, the Fund will not invest in initial coin offerings (“ICOs”).

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

Big Data & AI Risk. Companies that develop or support the development of Big Data analytics systems and AI systems may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Big Data and AI companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Big Data and AI companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Big Data and AI companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. In addition, Big Data and AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Big Data and AI companies face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories. The customers and/or suppliers of Big Data and AI companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Big Data and AI companies.

Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology which operates as a distributed ledger. The risks associated with blockchain technology may not emerge until the technology is widely used. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Blockchain technology is not a product or service that provides identifiable revenue for companies that implement, or otherwise use it. Therefore, the values of the companies included in the Fund’s portfolio, if any, may not be a reflection of their connection to blockchain technology, but may be based on other business operations. Currently, blockchain technology is primarily used for the recording of transactions in digital currency, which are extremely speculative, unregulated and volatile. Problems in digital currency markets could have a wider effect on companies associated with blockchain technology. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit to the companies included in the Fund’s portfolio, if any. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Finally, because digital assets registered in a blockchain do not have a standardized exchange, like a stock market, there is less liquidity for such assets and greater possibility of fraud or manipulation.

Metaverse Risk. Metaverse companies provide internet navigation services and reference guide information and publish, provide or present proprietary advertising and/or third-party content. In addition, they often derive a large portion of their revenues from advertising, and a reduction in spending by or loss of advertisers could seriously harm their business. This industry is rapidly evolving and intensely competitive, and is subject to changing technologies, shifting user needs, and frequent introductions of new products and services. The research and development of new, technologically advanced products is a complex and uncertain process requiring high levels of innovation and investment, as well as the accurate anticipation of technology, market trends and consumer needs. The number of people who access the Internet has increased dramatically and a failure to attract and retain a substantial number of such users to a company’s products and services or to develop products and technologies that are more compatible with alternative devices, could adversely affect operating results. Concerns regarding a company’s products, services or processes that may compromise the privacy of users or other privacy related matters, even if unfounded, could damage a company’s reputation and adversely affect operating results.

Many internet-related companies have declared bankruptcy, gone out of business and incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Metaverse companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of a Metaverse company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of a Metaverse or other new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by a Metaverse company to modify or adapt its services or infrastructure, which could have a material adverse effect on the company’s business.

NFT & Tokenization Industry Risk. The NFT and tokenization industries are rapidly evolving and intensely competitive, and are subject to changing technologies, shifting user needs, and frequent introductions of new products and services. If the NFT marketplace fails to continue to grow, firms that support NFT marketplaces may lose money or go out of business. In addition, the value of NFTs and other digital assets are extremely volatile and are subject to significant risks.

Blockchain (distributed ledgers) is used to record transfers of ownership of NFTs and other digital assets. NFTs are “held” in digital wallets and are solely represented by ledger balances and secured by cryptographic key pairs, a public key and a private key (via a password). A private key is needed to sell or transfer an NFT. As a result, NFTs can be lost permanently if an owner loses the private key to its digital wallet. In addition, NFTs may be vulnerable to cyber theft or technology failures. For example, if an NFT company is hacked and any one or more of its private keys (or passwords) are stolen, the thief could transfer the digital assets to its own account and/or sell them. Further, if such a breach were to occur companies cannot guarantee that it could be detected in time to prevent the unauthorized sale/transfer/use of the affected digital assets. The blockchain on which ownership of NFTs is recorded may be the target of malicious cyberattacks or may contain exploitable flaws in its underlying code, which may result in security breaches or the loss, decline in value, or theft of underlying digital assets. There is currently no insurance available for NFTs. As a result, NFT firms are largely self-insured for NFT losses. An NFT company that suffers a large loss may be subject to significant financial stress.

NFTs and other digital assets are a new and relatively untested asset class. There is considerable uncertainty about their long-term viability. In addition, the success of digital assets will depend on whether blockchain and other new technologies related to digital assets turn out to be useful and economically viable. The value of NFTs relies in part on the development, general acceptance and adoption and usage of blockchain assets, rather than solely on the value of the underlying item itself (for example, artwork). There can be no assurance that the market for NFTs will be sustained, which may materially adversely affect the value of NFT companies and the Fund’s investments.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. In such event, the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Sector Risk. At times the Fund may increase the relative emphasis of its investments in a particular sector or group of industries. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of Shares may fluctuate in response to events affecting that industry or sector.

o	Technology Sector Risk. The Fund may emphasize its investments in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The securities of technology or technology-related companies have historically been more volatile than those of other companies, especially recently. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. As of February 28, 2023, 31.9% of the Fund’s net assets were invested in the technology sector.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

○	Micro-Capitalization Investing. Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

○	Investments in Developed Markets. Many developed market countries have experienced significant economic pressures. Developed market countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. Recently, new concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers.

○	Investing in Emerging Markets. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.

○	Investing in South Korea. The Fund is susceptible to adverse market, political, regulatory and geographic events affecting South Korea. The South Korean economy is dependent on the economies of other Asian countries, especially China and Southeast Asia, and the United States as key trading partners. Furthermore, South Korea’s economy may be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Also, tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate of South Korea.

Models and Data Risk. The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to also reflect the errors.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Unrelated Business Risk. Many of the companies in which the Fund will invest have other business lines unrelated to one of the thematic categories. These other lines of business could adversely affect those firms’ operating results and, in turn, hurt the Fund’s performance. The operating results of companies with other business lines may fluctuate independently of the fluctuations in the relevant thematic category businesses. In addition, a particular company’s ability to engage in new business activities may expose it to additional risks for which it has less experience than its existing business lines. Despite a company’s possible success in activities linked to its use of one or more of the thematic categories, there can be no assurance that its other lines of business will not adversely affect the company’s business, financial condition, or market value. In addition, a particular company’s unrelated businesses may impact the Fund’s investment returns and it may be difficult to isolate thematic category-related returns from other return sources.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

ETF Risk.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

○	Trading. Although Shares are listed on a national securities exchange, such as the Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effect on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of its investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with its Index. The Fund may use a representative sampling strategy to achieve its investment objective, if the Adviser believes it is in the best interests of the Fund, which generally can be expected to produce a greater non-correlation risk.

Index ETF Risk. The Fund’s strategy is linked to an Index maintained by the Index Provider that exercises complete control over the Index. Neither the Adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain, construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index may not reflect all companies meeting the Index’s eligibility criteria if certain characteristics of a company are not known at the time the Index is composed or reconstituted. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.

Limited Operating History Risk. The Fund is a recently organized management investment company with a limited operating history and a small asset base. As a result, prospective investors have a limited track record or history on which to base their investment decisions. Additionally, due to the Fund’s small asset base, certain of the Fund’s expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset base. To the extent that the Fund does not grow to or maintain a viable size, it may be liquidated, and the expenses, timing and tax consequences of such liquidation may not be favorable to some shareholders.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available on the Fund’s website at www.sofi.com/invest/etfs/tweb.

Management

Investment Adviser

Toroso Investments, LLC, a Tidal Financial Group company, serves as investment adviser to the Fund.

Portfolio Manager

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio and has been a portfolio manager of the Fund since its inception in 2022.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.sofi.com/invest/etfs/.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.